UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2005

MarkWest Hydrocarbon, Inc.

(Exact name of registrant as specified in its chapter)

Delaware	1-14841	84-1352233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

155 Inverness Drive West, Suite 200, Englewood, CO		80112-5000
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 303-290-8700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On April 20, 2005, MarkWest Hydrocarbon, Inc. (the “Company”) received a warning letter from the American Stock Exchange (“AMEX”) advising that the Company is not in compliance with the AMEX requirements as set forth in Section 1101 of the Amex Company Guide for failure to file with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for year ended December 31, 2004 by the prescribed filing deadline.   The warning letter gives the Company until May 16, 2005 to regain compliance with the Amex requirements.

On April 1, 2005, the Company filed a Form 12b-25 with the SEC, extending the deadline for filing its Annual Report on Form 10-K until April 15, 2005.  On April 15, 2005, the Company issued a press release and filed a Current Report on Form 8-K with the SEC reporting that the completion and filing of the 2004 Annual Report on Form 10-K would be delayed as a result of the Company’s consolidated subsidiary, MarkWest Energy Partners, L.P. (the “Partnership”), having not yet filed its 2004 Annual Report on Form 10-K with the SEC, as well as due to the Company determining that previously issued financial information for the fiscal years 2002 and 2003 and the first three quarters of fiscal years 2004 and 2003 should be restated to reflect compensation expense for its sale of subordinated Partnership units and interests in the Partnership’s General Partner, to certain of its directors and officers from 2002 through 2004.  The Company is devoting substantial resources and working with its outside auditors to complete and file the Annual Report on Form 10-K and the restatements for its consolidated financial statements as of December 31, 2003 and for the years ended December 31, 2003 and December 31, 2002 for the compensation expense adjustments discussed above in conjunction with filing its Annual Report on Form 10-K for December 31, 2004, as soon as reasonably practicable and to restore its compliance with the AMEX requirements.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The exhibit identified below is filed as part of this report:

Exhibit 99.1                                    Press Release of the American Stock Exchange Warning Letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MarkWest Hydrocarbon, Inc., as registrant, has duly caused this report to be signed on its behalf by the undersigned, hereunto authorized.

MarkWest Hydrocarbon, Inc.
(Registrant)

Date: April 26, 2005	By:	/s/ James G. Ivey
	Name:	James G. Ivey
	Title:	Chief Financial Officer

Exhibit Index

99.1                                                                        Press Release of the American Stock Exchange Warning Letter.